                                                                   EXHIBIT 10.17

                               SUBLEASE AGREEMENT

This Sublease dated as of August 30, 2000 is made between Nortel Networks NA Inc., a Delaware corporation ("Sublandlord"), and Netgear, Inc., a Delaware corporation ("Subtenant").

                                   Background

A. Sublandlord is the tenant under the Lease dated January 3, 1996 as amended, a copy of which is attached hereto as Exhibit A and hereby made a part hereof ("Master Lease"), wherein Dell Associates II as predecessor in interest to Dell Associates II-A, ("Master Landlord"), leased to Sublandlord the Building located at 4500 Great America Parkway, Santa Clara, California ("Building") containing approximately Seventy-Five Thousand Two rentable square feet ("Master Premises").

B. Sublandlord and Subtenant now wish to enter into a sublease of a portion of the premises covered by the Master Lease, on the terms and conditions of this Sublease.

NOW, THEREFORE, the parties agrees as follows:

1.    PREMISES

      Sublandlord hereby subleases to Subtenant on the terms and conditions set forth in this Sublease a portion of the Master Premises, consisting of approximately 32,322 rentable square feet on the first floor, as highlighted, on the floorplan attached hereto as Exhibit B ("Premises").

2.    TERM

      The term of this Sublease shall commence on September 1, 2000 ("Commencement Date") and continue for fifteen months until November 30, 2001, unless terminated prior to such date pursuant to the terms hereof.

3.    RENT

      Subtenant shall pay to Sublandlord as Base Monthly Rent for the Premises, without deduction, offset, notice, or demand, 2221 Lakeside Blvd., M.S. 04D/07/B40, Richardson, Texas 75082, or at such other place as Sublandlord shall designate from time to time by notice to Subtenant, the monthly sums of $1.90 per rentable square foot or $61,411.80 ("Base Monthly Rent"). This Base Monthly Rent shall be paid each month by Subtenant during the term and shall be paid in advance on or before the first day of each calendar month during said period.

4.    NET LEASE; OPERATING EXPENSES

      In addition to Base Monthly Rent, Subtenant shall pay to Sublandlord Subtenant's percentage share for all utilities, insurance, taxes, building operating costs and any other charges, fees, assessments or expenses payable by Sublandlord pursuant to the Master Lease or in the operation and maintenance of the Building ("Operating Expenses"). "Subtenant's percentage share" shall be 43.09% of all such Operating Expenses. Sublandlord shall pass through to Subtenant 43.09% of all Operating Expenses charged to Sublandlord as and when billed by Master Landlord or as incurred by Sublandlord. Subtenant shall pay Subtenant's percentage share of Operating Charges as estimated from time to time by Sublandlord (subject to later adjustment) as additional rent. Unless otherwise specified, all payments of Subtenant's percentage share of Operating Expenses shall be payable in full on the date that the next installment of Base Monthly Rent is payable.

5.   INSURANCE

     Subtenant shall also be obligated to carry any insurance required under the Master Lease covering the Premises or any tenant or subtenant improvements therein with any liability insurance naming Sublandlord as an additional insured. In addition, Subtenant shall carry insurance for the fully insurable amount covering all of Subtenant's personal property on the Premises. All insurance obtained by Subtenant shall contain a waiver of subrogation clause in favor of Sublandlord and Master Landlord.

6.   SECURITY DEPOSIT

     Subtenant shall pay to Sublandlord a security deposit in the amount of $86,245.87 (equal to the first month's rent and operating expenses) upon execution of this Sublease as security for full performance of all obligations of this Sublease. Subtenant shall be required to leave the Premises in broom clean condition and in the same condition as of the commencement of this Sublease, normal wear and tear excepted, or Sublandlord may appropriate all or part of this deposit to repair any damage to the Premises. If Subtenant is not in default hereunder, Sublandlord shall return the deposit, if any remains, to Subtenant within thirty (30) days after the Sublease terminates. Sublandlord shall not be required to keep this deposit separate from its general funds, and Subtenant is not entitled to interest.

7.   USE OF PREMISES

     The premises shall be used and occupied in accordance with the Master Lease including, but not limited to Section 6 of the Master Lease.

8.   ASSIGNMENT AND SUBLETTING

     Subtenant shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublandlord and of Master Landlord, which the consent of either or both may be withheld for any reason in their respective discretion.

9.   PROVISION OF SERVICES

     No services are currently included in Base Monthly Rent or Operating costs except for any provided by Master Landlord to Sublandlord under the Master Lease. If Sublandlord furnishes the Premises with any additional services upon request of Subtenant, Sublandlord shall charge Subtenant a reasonable charge therefor, and Subtenant shall pay the additional charge upon billing by Sublandlord.

10.  CONDITION OF PREMISES; TRADE FIXTURES

     Subtenant accepts the Premises and Workstations (as hereinafter defined) in their "as is" condition as of the Commencement Date. Subtenant shall have the right to furnish and install any trade fixtures that are necessary for the conduct of its


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

        business; provided, however, that at the termination of this Sublease, Subtenant shall, if required by Sublandlord, remove such trade fixtures and restore the Premises at Subtenant's sole cost to the state and condition in which they existed on the Commencement Date, ordinary wear and tear excepted. If Subtenant fails to comply with the provisions of this paragraph, Sublandlord may make such repairs or restoration, and the reasonable cost thereof shall be additional rent payable by Subtenant on demand. All trade fixtures shall be and remain the property of Subtenant (excluding Workstations), provided that any such trade fixtures remaining on the Premises after the expiration or termination of the term hereof shall be deemed abandoned by Subtenant and shall, at Sublandlord's option, become the property of Sublandlord without payment therefor.

10.A    MAINTENANCE OF PREMISES

        Subtenant shall be required to maintain the Premises as required by the Master Lease, including but not limited to maintaining the Premises in compliance with all applicable laws, codes and regulations at Subtenant's sole cost and expense.

11.     ALTERATIONS AND IMPROVEMENTS

        Sublandlord shall have no obligation to make any alterations or improvements to the Premises for Subtenant's use or occupancy thereof. Any alterations and additions to the Premises made by Subtenant shall be at Subtenant's expense and shall be made in accordance with the Master Lease, and shall be subject to prior written approval of Sublandlord and Master Landlord. At Sublandlord's option, all alterations, additions and improvements (except movable trade fixtures) shall be and remain the property of Sublandlord upon installation and shall be surrendered to Sublandlord upon the termination of this Sublease, or shall be removed by Subtenant and the Premises restored to their condition on the Commencement Date. If Sublandlord requires such removal and restoration and Subtenant fails to comply, Sublandlord may do so and the reasonable cost thereof shall be additional rent payable by Subtenant on demand.

12.     SUBORDINATION TO MASTER LEASE

        This Sublease shall at all times be subject and subordinate to the terms and provisions of the Master Lease except as otherwise expressly set forth herein. Except for paragraphs 1, 2, 3, 4, 5, the first paragraph of 10A, the first sentence of the second paragraph of 10A, the second paragraph of 10B, 11, 22, 23, 24, 25, 26, 37, 40, of the
        Master Lease and except as otherwise set forth in this Sublease, all of the terms and conditions contained in the Master Lease are hereby incorporated herein by this reference as terms and conditions of this Sublease, with each reference to Lessor and Lessee (or Landlord and Tenant, as applicable) therein to be deemed to refer to Sublandlord and Subtenant respectively herein. Sublandlord shall have the right but shall not be obligated to agree with the Master Landlord to any amendment to the Master Lease which the Sublandlord in its discretion deems to be appropriate, without the approval of the Subtenant. Sublandlord shall give Subtenant written notice of any such amendment, and such amendment shall be deemed to be binding on Subtenant hereunder.

        Upon the breach of any of the terms, conditions or covenants of the Master Lease or upon the failure of Subtenant to pay rent or comply with any of the provisions of this Sublease, Sublandlord may exercise any and all rights and remedies granted to Master Landlord by the Master Lease. In the event that Subtenant breaches any of the terms, conditions or covenants of this Sublease or of the


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
        Master Lease and fails to remedy such breach within ten (10) days of written notice, Sublandlord has the right, but not the obligation, to cure such breach and bill Subtenant for the costs incurred thereby, which costs Subtenant shall pay to Sublandlord upon demand. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease; provided, however, that Subtenant shall pay to Sublandlord all sums due and accrued under this Sublease as of the termination date.

13.     HOLDING OVER

        If Subtenant, with Sublandlord's and Master Landlord's written consent, remains in possession of the Premises or any part thereof after the expiration or other termination of the term hereof, such occupancy shall be a tenancy at sufferance at a rental in the amount of one hundred and seventy-five percent (175%) of the last Base Monthly Rent installment and Operating Expenses, and upon all the other provisions of this Sublease pertaining to the obligations of Subtenant. Notwithstanding anything to the contrary herein, Subtenant shall pay to Sublandlord all costs incurred by Sublandlord as a result of Subtenant's holding over.

14.     ATTORNEYS' FEES

        If Sublandlord or Subtenant shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.

15.     NOTICES OR DEMANDS

        Except as otherwise provided herein, all notices or demands herein provided to be given or made, or which may be given or made by either party to the other, shall be in writing and shall be deemed to have been duly given and made when deposited in the United States mail, certified mail, return receipt requested, postage prepaid and addressed as set out below, or when deposited with a recognized and established overnight delivery service, return receipt requested, freight prepaid and addressed as set out below:

        To Sublandlord:    Nortel Networks Inc.
                           2221 Lakeside Blvd.
                           M.S. 04D/07/B40
                           Richardson, TX 75082
                           Attn: Real Estate Department

        With Copy to:      Nortel Networks Inc.
                           200 Athens Way
                           Nashville, TN 37228-1803
                           Attn: Law Department

        To Subtenant:      Netgear, Inc.
                           4500 Great America Parkway
                           Suite 100
                           Santa Clara, CA 95054

     Notices shall be deemed received and effective upon receipt as evidenced by the U.S. Postal Service return receipt card or upon delivery by a nationally recognized overnight courier. The address to which notices or demands may be given or made by either party may be changed by written notice given by such party to the other pursuant to this paragraph.

16.  DISCLAIMER OF CONSEQUENTIAL DAMAGES

     In no event shall Master Landlord or Sublandlord and/or any of its affiliates, including without limitation any corporations or other entities controlling, controlled by or under common control with Sublandlord, be liable for any consequential damages suffered by Subtenant in connection with any breach of this Sublease or otherwise.

17.  MASTER LANDLORD'S CONSENT

     This Sublease is expressly conditioned upon the receipt of Master Landlord's written consent hereto by September 30, 2000.

18.  CHOICE OF LAW

     This Sublease shall be governed by the laws of the State of California, except for its conflict of law rules.

19.  ENTIRE AGREEMENT

     This Sublease, along with any exhibits and attachments hereto and the Master Lease, constitutes the entire agreement between Sublandlord and Subtenant relative to the Premises, and this Sublease and the exhibits and attachments may be altered amended or revoked only by an instrument in writing signed by both Sublandlord and Subtenant and consented to by Master Landlord. Sublandlord and Subtenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents and representatives relative to the subleasing of the Premises are merged in or revoked by this Sublease.

20.  SUCCESSORS AND ASSIGNS

     This Sublease shall inure to the benefit of and be binding upon the respective heirs, administrators, executors, successors and assigns of the parties hereto; provided, however, that this provision shall not be construed to allow an assignment or subletting which is otherwise specifically prohibited herein.

21.  SECTION AND PARAGRAPH HEADINGS

     The section and paragraph headings are included only for the convenience of the parties and are not part of this Sublease and shall not be used to interpret the meaning of provisions contained herein or the intent of the parties hereto.

22.  WARRANTY BY SUBTENANT

     Subtenant agrees to comply with and abide by all of the terms and conditions of this Sublease and the Master Lease (including the terms of the Master Lease incorporated herein by reference). Where the terms and conditions of the Master Lease are contradictory to the terms and conditions of this Sublease, the terms of the Sublease shall apply.


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
23.   WARRANTY BY SUBLANDLORD

      Sublandlord warrants and represents to Subtenant that Sublandlord has no knowledge of any claim that Sublandlord is in default or breach of any of the provisions of the Master Lease.

24.   PARKING

      Subtenant shall have the non-exclusive use of 120 of the parking spaces which Sublandlord is entitled to use under the Master Lease.

25.   SECURITY

      Subtenant shall be responsible for all security measures and systems that it deems appropriate for the Premises. Subtenant acknowledges that Sublandlord has no responsibility for the security of the Premises, the costs thereof, or any costs or liability arising from the security of the Premises.

27.   SIGNS

      Pursuant to Section 32 of the Master Lease, Subtenant shall be entitled to one-third of the existing monument signage at the Building and Subtenant shall also be allowed to place signage on the glass in the lobby on the first floor, and will have exclusive usage of monument signage outside of the lobby on the first floor.

28.   WORKSTATIONS

      Subtenant shall also have the use of 38 pre-wired workstations ("Workstations") during the Term hereof. In consideration for the use of the Workstations Subtenant shall pay to Sublandlord, without deduction, offset, notice, or demand, 2221 Lakeside Blvd., M.S. 04D/07/B40, Richardson, Texas 75082, or at such other place as Sublandlord shall designate from time to time by notice to Subtenant, $60.00 per workstation per month or $2,280.00 per month. Subtenant shall be responsible for the maintenance and repair of the Workstations, and Sublandlord shall have no responsibilities in regard to the Workstations. The Workstations shall be surrendered in the same condition as the Commencement of this Sublease, normal wear and tear and casualty excluded.

IN WITNESS WHEREOF, the parties have caused this Sublease to be signed by their duly authorized representatives to be effective on the date first set out above.


Sublandlord:                              Subtenant:
NORTEL NETWORKS NA INC.                   NETGEAR, INC.

By:                                       By: /s/ PATRICK LO
   -------------------------------           -------------------------------

Print Name:                               Print Name:   PATRICK LO
           -----------------------                   -----------------------

Print Title:                              Print Title:  PRESIDENT & CEO
            ----------------------                    ----------------------

Date:                                     Date:         8/30/2000
     -----------------------------             -----------------------------


Master Landlord's Consent


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
 The undersigned Master Landlord under the Master Lease (as defined in the above Sublease) hereby consents to such Sublease, on the terms and conditions stated therein.



Master Landlord:
DELL ASSOCIATES II-A

By:
   -------------------------------
Print Name:
           -----------------------
Print Title:
            ----------------------
Date:
     -----------------------------






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
                                   EXHIBIT A

     Master Lease For 4500 Great America Parkway Between Dell Associates II-A and Nortel Networks NA Inc.

                                LEASE AGREEMENT


1. Parties. This Lease is made by and between DELL ASSOCIATES II, a California general partnership ("Landlord"), and BAY NETWORKS, INC., a Delaware corporation ("Tenant").

2. Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the "Premises") presently known, as of the date of this Lease, as 4500 Great America Parkway, situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows: the Building containing approximately Seventy-Five Thousand, Two (75,002) rentable square feet (the "Building"), as shown on the site plan (the "Site Plan") attached hereto as Exhibit "A" and the parcel (the "Parcel") on which the Building is located. In the event Landlord subdivides the Parcel in the future into two (2) or more legal parcels, the term "Parcel" shall thereafter refer to the legal parcel on which the Premises are located. Landlord shall not be required to make any alterations, additions or improvements to the premises and the Premises shall be leased to Tenant in an "as-is" condition.

3. Term. The term of this Lease ("Lease Term") shall be for three (3) years, commencing on January 1, 1996, (the "Commencement Date") and ending on December 31, 1998 unless sooner terminated pursuant to any provision hereof. Notwithstanding said scheduled Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant and the commencement and termination dates of this Lease shall be revised to conform to the date of Landlord's delivery of possession. Landlord shall permit Tenant possession of the Premises prior to the Commencement Date. Such occupancy shall be subject to all the provisions of this Lease, including the obligation to pay utilities, but excluding the Monthly Installment of Rent and Property Taxes. Notwithstanding the foregoing, if Landlord is unable to deliver the Premises on or before February 15, 1996, Tenant shall have the option as its sole remedy, to terminate this Lease with ten (10) days written notice to Landlord.

4.   Rent.

     A. Time of Payment. Tenant shall pay to Landlord as rent for the Premises the sum specified in Paragraph 4.B below (the "Monthly Installment") each month in advance on the first day of each calendar month, without deduction or offset, prior notice or demand, commencing on the Commencement Date and continuing through the term of this Lease, together with such additional rents as are payable by Tenant to Landlord under the terms of this Lease. The Monthly Installment for any period during the Lease Term which period is less than one (1) full month shall be a prorata portion of the Monthly Installment based upon a thirty (30) day month.

     B. Monthly Installment. The Monthly Installment of rent payable each month during the Term shall be Sixty-Nine thousand Two and 00/100ths Dollars ($69,002.00).

     C. Late Charge. Tenant acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, Tenant shall pay to Landlord, as additional rent, a late charge equal to three percent (3%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted hereunder.

     D. Additional Rent. All taxes, insurance premiums, late charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all reasonable damages, costs and attorneys' fees and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent ("Additional Rent") and shall be paid in addition to the Monthly Installment of rent, and, in the event of nonpayment of the Monthly Installment of rent.

     E. Place of Payment. Rent shall be payable in lawful money of the United States of America to Landlord at 511 Division Street, Campbell, CA, or to such other person(s) or at such other place(s) as Landlord may designate in writing.

     F. Advance Payment. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the sum of Sixty-Nine Thousand, Two and 00/100ths Dollars ($69,002.00) to be applied to the Monthly Installment of rent first accruing under this Lease.

5. Security Deposit. Tenant shall deposit the sum of Fifty Thousand and 00/100ths Dollars ($50,000.00) (the "Security Deposit") upon execution of this Lease, to secure the faithful performance by Tenant of each term, covenant and condition of this Lease. If Tenant shall at any time fail to make any payment or fail to keep or perform any term, covenant or condition on its part to be made or performed or kept under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit (A) to the extent of any sum due to Landlord; (B) to make any required payment on Tenant's behalf; or (C) to compensate Landlord for any loss, damages, attorneys' fees or expense sustained by Landlord due to Tenant's default. In such event, Tenant shall, within five
     (5) days of written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. Landlord shall not be required to keep the Security Deposit separate from its general funds. Should Tenant comply with all the terms, covenants, and conditions of this Lease and at the end of the term of this Lease leave the Premises in the condition required by this Lease, then said Security Deposit, plus an interest amount equal to three percent (3%) per annum compounded monthly, less any sums owing to Landlord, shall be returned to Tenant within thirty
     (30) days after the termination of this Lease and vacancy of the Premises by Tenant.

6. Use of Premises. Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office, research and development, engineering, light manufacturing and storage of Tenant's products, and for no other purpose. Tenant shall indemnify, protect, defend, and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any applicable law. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any tenant in the buildings adjacent to the Premises, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the Building proper, except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or

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
     permitted to remain on any portion of the Premises outside of the Building proper. Tenant shall strictly comply with the provisions of Paragraph 39 below:

7.   Taxes and Assessments.

     A. Tenant's Property. Tenant shall pay before delinquency any and all taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

     B. Property Taxes. Tenant shall pay, as additional rent, all Property Taxes levied or assessed with respect to the land comprising the Parcel and with respect to all buildings and improvements located on the Parcel which become due or accrue during the term of this Lease. Tenant shall pay such Property Taxes to Landlord within twenty (20) days after receipt of billing. Provided that Landlord bills Tenant at least thirty (30) days prior to the delinquency date of such Property Taxes. Tenant shall pay such Property Taxes to Landlord at least ten
          (10) days prior to the delinquency date, and if Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges Landlord. In the event Landlord's mortgagee requires an impound for Property Taxes, then on the first day of each month during the Lease Term, Tenant shall pay Landlord one twelfth (1/12) of its annual share of such Property Taxes. Tenant's liability hereunder shall be prorated to reflect the Commencement and termination dates of this Lease. Tenant's share of the Property Taxes shall be determined by Landlord from the respective valuation assigned in the Assessor's worksheet or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

          For the purpose of this Lease, "Property Taxes" means and includes all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles, utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use, or occupancy of the Premises, the Buildings and/or the Parcel, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, the Building and/or the Parcel or assessed, levied or imposed upon the Premises, the Building and/or the Parcel, or become due and payable and a lien or charge upon the Premises, the Building and/or Parcel, or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations or other requirements of any governmental authority whatsoever. The term "Property Taxes" shall not include any federal, state or local net income, estate, or inheritance tax imposed on Landlord.

8.   Insurance.

     A.1. Indemnity. Tenant agrees to indemnify, protect and defend Landlord against and hold Landlord harmless from any and all claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, the operation, maintenance, use or occupancy of the Premises and all areas appurtenant thereto. This


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
        Lease is made on the express understanding that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause (except for negligence or willful misconduct of Landlord), which in any way may be connected with the operation, use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees.

A.2. Landlord agrees to indemnify, protect and defend Tenant against and hold Tenant harmless from any and all claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, Landlord's negligence or Landlord's failure to perform its obligations under this Lease.

B. Liability Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims and liabilities arising out of the operation, use, or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount of not less than Three Million Dollars ($3,000,000.00) for bodily injury or death as a result of any one occurrence and Five Hundred Thousand Dollars ($500,000.00) for damage to property, as a result of any one occurrence. The insurance shall be with companies approved by Landlord, which approval Landlord agrees not to withhold unreasonably. Tenant shall deliver to Landlord, prior to possession, and at least thirty (30) days prior to the expiration thereof, a certificate of insurance evidencing the existence of the policy required hereunder and such certificate shall certify that the policy (1) names Landlord as an additional insured, (2) shall not be canceled or altered without thirty (30) days prior written notice to Landlord, (3) insures performance of the indemnity set forth in Paragraph 8.A above, and (4) the coverage is primary and any coverage by Landlord is in excess thereto. Landlord may maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord), against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises, with such limits of coverage as Landlord may from time to time determine are reasonably necessary for its protection. The cost of any such liability insurance maintained by Landlord shall be paid for by Tenant as Additional Rent. Landlord shall name Tenant as additional insured under Landlord's liability insurance.

C. Property Insurance. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the Buildings, in the amount of the full replacement value thereof, including all alterations or improvements constructed by Tenant pursuant to Paragraph 13, below, providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve (12) months rent (including, without limitation, sums payable as Additional Rent), plus, at Landlord's option, flood insurance and earthquake insurance (provided that earthquake insurance is available at commercially reasonable rates) and any other coverages which may be required from time to time by Landlord's mortgagee. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Premises. Tenant shall, within twenty (20) days after receipt of billing, pay to Landlord as additional rent, the full cost of such insurance procured and maintained by Landlord. Tenant acknowledges that such insurance procured by Landlord shall contain a deductible which reduces Tenant's cost for such insurance and, in the event of loss or damage, Tenant shall be required to pay to Landlord the amount of such deductible, not to exceed Five Thousand and 00/100ths Dollars ($5,000.00). In the case of any insured loss or damage caused by earthquake, Tenant shall be required to pay Landlord one half of the amount of such deductible.

     D. Tenant's Insurance. Release of Landlord. Tenant acknowledges that the insurance to be maintained by Landlord on the Premises pursuant to Subparagraph C above will not insure any of Tenant's property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its fixtures, equipment, leasehold improvements and personal property in the Premises, a policy of "All Risk" coverage insurance to the extent of at least ninety percent (90%) of their insurable value. Tenant hereby releases Landlord, and its partners, officers, agents, employees and servants from any and all claims, demands, losses, expenses or injuries to the Premises or to the furnishings, fixtures, equipment, inventory or other personal property of Tenant in, about, or upon the Premises, which are caused by perils, events or happenings where the same are covered by the insurance required by this Lease or which are the subject of insurance carried by Tenant and in force at the time of such loss.

9. Utilities. Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pick-up, sewer charges, elevator or fountain related services, and all other services supplied to or consumed on the Premises and all taxes and surcharges thereon. Tenant shall provide Landlord with copies of all service contracts.

10.  Repairs and Maintenance.

     A. Landlord's Repairs. Subject to provisions of Paragraph 16, Landlord shall keep and maintain the exterior roof, structural elements and exterior walls of the Building in good order and repair. Landlord shall not, however, be required to maintain, repair or replace the interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, doors, skylights or plate glass. Landlord shall have no obligation to make repairs under this Subparagraph until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Tenant shall reimburse Landlord, as additional rent, within fifteen (15) days after receipt of billing, for the cost of such repairs and maintenance which are the obligation of Landlord hereunder, provided however, that Tenant shall not be required to reimburse Landlord for the cost of maintenance and repairs of the structural elements of the Building unless such maintenance or repair is required because of the negligence or willful misconduct of Tenant or its employees, agents or invitees. As used herein, the term "structural elements of the building" shall mean and be limited to the foundation, footings, floor slab (but not flooring), structural walls, and roof structure (but not roofing or roof membrane).

          Landlord shall deliver the Premises to Tenant with the roof and all electrical, mechanical and plumbing systems in good working condition. Where the repair or replacement cost of any of the items mentioned in the previous sentence or the parking lot or driveway, exceeds $1,500.00 per occurrence, during the first year of the Term. Landlord shall be responsible for such repair or replacement and paying any such amount over said $1,500.00. After the first year of the Lease Term, if a repair or replacement to the roof, parking lot, driveway, electrical system, mechanical system or plumbing system is required and if such repair or replacement is of such a nature that it would be required to be capitalized under generally accepted accounting principals (GAAP), then Tenant shall pay to Landlord, as Additional Rent, a fraction of the cost of such repair or replacement, which fraction shall have as its numerator the number of months then remaining in the Lease Term at the time of such repair or replacement and shall have as its denominator the number of months in the useful life of such repair or replacement (determined in accordance with GAAP); and if Tenant exercises the option to extend pursuant to Paragraph 40, Tenant shall pay to Landlord, upon commencement of the Option Term, as Additional Rent, an additional fraction of the cost of such repair or replacement which fraction shall have as its numerator 36 months and shall have as its denominator the number of months in the useful life of the repair or replacement; provided, however, in no event shall Tenant be required to pay more than one hundred percent (100%) of the cost of such repair or replacement.

     B. Tenant's Repairs/Maintenance. Subject to Landlord's obligation to Paragraph 10.A. Tenant shall, during the Lease Term, at Tenant's sole cost and expense, keep and maintain in good order, condition and repair the entire Premises and every part thereof, including, without limitation, windows, window frames, plate glass, glazing, skylights, doors and all door hardware, elevator, fountain, partitions and all plumbing, electrical, lighting, heating, air conditioning and ventilation facilities, equipment and systems within the Premises. The term "repair" shall include replacements, restorations and/or renewals when necessary, as well as painting. Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, have an effect a service contract for the maintenance of the HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord which provides for periodic inspection and servicing at least once every ninety (90) days during the Lease Term and shall provide Landlord with a copy of such contract. No less frequently than every one hundred eighty (180) days, Tenant shall cause to be made an inspection of the HVAC system by a licensed HVAC repair and maintenance contractor or mechanical engineer approved by Landlord. Tenant shall deliver to Landlord a written report prepared by the party making such inspections promptly after the conclusion of each such inspection. Except as otherwise provided herein, Tenant shall perform such maintenance and repair work as is recommended by such inspectors to the extent such work is reasonably necessary to keep such HVAC equipment in good order, condition and repair.

          Tenant shall also have in effect a service contract for the maintenance of the fountain and for the elevator, and provide Landlord with copies of such service contracts and all inspection, or service reports.

          Should Tenant fail to make repairs required of Tenant hereunder forthwith upon five (5) days notice from Landlord or should Tenant fail thereafter to diligently complete the repairs, Landlord, in addition to all other remedies available hereunder or by law and without waiving any alternative remedies, may make the same, and in that event, Tenant shall reimburse Landlord as additional rent for the cost of such maintenance or repairs within five (5) days of written demand by Landlord.

          Landlord shall have no maintenance or repair obligations whatsoever with respect to the Premises except as expressly provided in Paragraphs 10.A. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code.

          Tenant shall operate, manage, insure, maintain and keep the Parcel in good order, condition and repair. The manner in which the Parcel shall be maintained shall be at the reasonable discretion of Landlord. The cost of such repair, maintenance, operation, insurance and management, including without limitation, maintenance and repair of landscaping, irrigation systems, paving, driveways, parking areas, fountain, sidewalks, fences, and lighting, shall be paid by Tenant, except as otherwise provided in Paragraph 10.A. above.

11. Parking. Tenant shall have the non-exclusive use of all the parking spaces on the Parcel, which number approximately Two Hundred Eighty (280).

12. Additional Rent. Tenant shall pay to Landlord, as Additional Rent, upon demand but not more often than once each calendar month, an amount equal to One Hundred percent (100%) of the charges set forth in Paragraph 8.C. of this Lease. Tenant acknowledges and agrees that these charges shall include an additional five percent (5%) of the actual expenditures in order to compensate Landlord for accounting, management and processing services.

13. Alterations. Tenant shall not make, or suffer to be made, any alterations, improvements or additions in, on, about or to the Premises or any part thereof, without the prior written consent of Landlord and without a valid building permit issued by the appropriate governmental authority. As a condition to giving such consent. Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Unless, as a condition of Landlord's consent, Landlord requires that Tenant remove any such alterations, improvement or addition, any alteration, addition or improvement to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of the Building, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

     If, during the term hereof, any alteration, addition or change of any sort to all or any portion of the Premises is required by law, regulation, ordinance or order of any public agency, Tenant shall promptly make the same at its sole cost and expense. If during the term hereof, any alteration, addition, or change to the Parcel is required by law, regulation, ordinance or order of any public agency, Tenant shall make the same and the cost of such alteration, addition or change shall be paid by Tenant.

14. Acceptance of the Premises. By entry and taking possession of the Premises pursuant to this Lease. Tenant accepts the Premises as being in good and sanitary order, condition and repair latent defects excepted, provided Tenant gives Landlord written notice of any such latent defects within the first ninety (90) days of the Lease Term, and accepts the Premises in their condition existing as of the date of such entry, and Tenant further accepts the tenant improvements to be constructed by Landlord, if any, as being completed in accordance with the plans and specifications for such improvements, except for punch list items. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in a writing signed by both Landlord and Tenant.

15.  Default.

     A. Events of Default. A breach of this Lease shall exist if any of the following events (hereinafter referred to as "Event of Default") shall occur:

     1. Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, where such default shall not have been cured within three (3) days after written notice of such default is given to Tenant;

     2. Tenant's failure to perform any other term, covenant or condition contained in this Lease where such failure shall have continued for twenty (20) days after written notice of such failure is given to Tenant, unless prior to such date Tenant has commenced and is diligently pursuing a cure to completion.

     3.   Tenant's vacating or abandonment of the Premises;

     4.   Tenant's assignment of its assets for the benefit of its creditors;

     5. The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred and Tenant shall have failed to obtain a return or release of such property within sixty
          (60) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

     6. Tenant shall seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

     7. Any case, proceeding or other action against Tenant shall commence seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven
          (7) business days after the entry thereof or (ii) remains undismissed for a period of forty-five (45) days.

B. Remedies. Upon any Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative;

     1. Recovery of Rent. Landlord shall be entitled to keep this Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Permitted Rate (as defined in Paragraph 33 below) from the due date of each installment of rent or other sum until paid.

     2. Termination. Landlord may terminate this Lease by giving Tenant written notice of termination. On the giving of the notice all of Tenant's rights in the Premises and the Building and Parcel shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 34, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease;

               a.   maintenance and preservation of the Premises;

               b.   efforts to relet the Premises;

               c. appointment of a receiver in order to protect Landlord's interest hereunder;

               d. consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

               e. any other action by Landlord or Landlord's agents intended to mitigate the adverse effects from any breach of this Lease by Tenant.

          3. Damages. In the event this Lease is terminated pursuant to Subparagraph 15.B.2 above, or otherwise, Landlord shall be entitled to damages in the following sums:

               a. the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

               b. the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               c. the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

               d. any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

               e. The "worth at the time of award" of the amounts referred to in Subparagraphs (a) and (b) of this Paragraph, is computed by allowing interest at the Permitted Rate. The "worth at the time of award" of the amounts referred to in Subparagraph (c) of this Paragraph is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

16. Destruction. In the event that any portion of the Premises are destroyed or damaged by an uninsured peril, Landlord or Tenant may, upon written notice to the other, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease; provided, however, that either party may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration at such party's sole cost and expense, in which event this Lease shall remain in full force and effect, and the party having made such election to restore or repair shall thereafter diligently proceed with such repairs and/or restoration.

     In the event the Premises are damaged or destroyed from any insured peril to the extent of fifty percent (50%) or more of the then replacement cost of the Premises, Landlord may, upon written notice to Tenant, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease. If Landlord does not give such notice in writing within such period,

Landlord shall be deemed to have elected to rebuild or restore the Premises, in which event Landlord shall, at its expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy, subject to limitations set forth in Paragraph 8.C.

In the event the Premises are damaged or destroyed from any insured peril to the extent of less than fifty percent (50%) of the then replacement cost of the Premises, Landlord shall, at Landlord's expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy, subject to limitations set forth in Paragraph 8.C.

In the event that, pursuant to the foregoing provisions, Landlord is to rebuild or restore the Premises, Landlord shall, within thirty (30) days after the occurrence of such damage or destruction, provide Tenant with written notice of the time required for such repair or restoration. If such period is longer than one hundred eighty (180) days from the issuance of a building permit, Tenant may, within thirty (30) days after receipt of Landlord's notice, elect to terminate the Lease by giving written notice to Landlord of such election, whereupon the Lease shall immediately terminate. The period of time for Landlord to complete the repair or restoration shall be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of publication, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of contractors or subcontractors due to such causes, or other contingencies beyond the control of Landlord. Landlord's obligation to repair or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment, merchandise, but shall include restoration of any improvements, alterations or additions made by Tenant to the Premises, pursuant to Paragraph 13.

Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect; provided, however, that during any period of repairs or restoration, rent and all other amounts to be paid by Tenant on account of the Premises and this Lease shall be abated in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Tenant's business thereon. Tenant hereby expressly waives the provisions of
Section 1932, Subdivision 2 and Section 1933, Subdivision 4 of the California Civil Code.

If this Lease terminates pursuant to the provisions of this Paragraph 16, Tenant shall be entitled to receive that portion of the insurance proceeds attributable to the unamortized value of the improvements, alterations and additions to the Premises made and paid for by Tenant pursuant to Paragraph 13, which alterations, additions and improvements shall be amortized on a straight line basis over the initial Lease Term.

17.  Condemnation.

A. Definition of Terms. For the purposes of this Lease, the term (1) "Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "Total Taking" means the taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, in no event shall a Taking of less than ten percent (10%) of the Premises be deemed a Total Taking; (3) "Partial Taking" means the taking of only a portion of the Premises which does not constitute a Total Taking; (4) "Date of Taking" means the date upon which the title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

     B. Rights. The parties agree that in the event of a Taking all rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

     C.   Total Taking. In the event of a Total Taking during the term hereof
          (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent; (3) Tenant shall pay Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (4) Tenant shall receive from Landlord those portions of the Award attributable to trade fixtures of Tenant and for moving expenses of Tenant; and (5) the remainder of the Award shall be paid to and be the property of Landlord.

     D. Partial Taking. In the event of a Partial Taking during the term hereof (1) the rights of Tenant under the Lease and leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) from and after the Date of Taking the Monthly Installment of rent shall be an amount equal to the product obtained by multiplying the Monthly Installment of rent immediately prior to the Taking by a fraction, the numerator of which is the number of square feet contained in the Premises after the Taking and the denominator of which is the number of square feet contained in the Premises prior to the Taking; (3) Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (4) the remainder of the Award shall be paid to and be the property of Landlord.

     E. Tenant's Award. Notwithstanding anything to the contrary herein, Tenant shall be entitled to receive any condemnation award that is made directly to Tenant, provided that such award does not reduce the amount of the award that would be otherwise payable to Landlord, for the following: (i) for the taking of personal property or Trade Fixtures belonging to Tenant; (ii) for the interruption of Tenant's business or its moving costs; (iii) for the unamortized value of tenant improvements and/or alterations or modifications installed at Tenant's sole cost, amortized over the initial lease term; (iv) for the loss of Tenant's goodwill; or (v) for any temporary taking where this lease is not terminated as a result of such taking.

18. Mechanics' Lien. Tenant shall (A) pay for all labor and services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (B) indemnify, defend, protect and hold Landlord and the Premises harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (C) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises; and (D) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

19. Inspection of the Premises. Tenant shall permit Landlord and its agents to enter the Premises at any reasonable time with prior notice during normal business hours excepting emergency situations, for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, posting a notice of non-responsibility for alterations, additions or repairs and at any time within one hundred eighty (180) days prior to expiration of this Lease, to place upon the Premises, ordinary "For Lease" or "For Sale" signs which may include a rider stating why the building is coming available, as it relates to Tenant, and to show the Premises to prospective tenants or buyers.

20. Compliance with Laws. Tenant shall, at its own cost, comply with all of the requirements of all municipal, county, state and federal authorities now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises, and shall faithfully observe all municipal, county, state and federal law, statutes or ordinances now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

21. Subordination. The following provisions shall govern the relationship of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises, the Building and/or the Parcel, or Landlord's interest or estate therein (the "Project") and any renewal, modification, consolidation, replacement, or extension thereof (a "Security Instrument").

      A. Priority. This Lease is subject and subordinate to Security Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

      B. Subsequent Security Instruments. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Commencement Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

      C. Documents. Tenant shall execute any document or instrument required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the Lender not be liable for
            (1) the return of the Security Deposit unless the Lender receives it from Landlord, and (2) any defaults on the part of Landlord occurring prior to the time that the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant or, at Landlord's option. Landlord may execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact to execute such documents in accordance with this Paragraph.

      D. Tenant's Attornment. Tenant shall attorn (1) to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Project; (2) to grantee or transferee designated in any deed given in lieu of foreclosure; or (3) to the lessor under any underlying ground lease should such ground lease be terminated.

      E. Lender. The term "Lender" shall mean (1) any beneficiary, mortgage, secured party, or other holder of any deed of trust, mortgage, or other written security device or agreement affecting the Project; and (2) any lessor under any underlying lease under which Landlord holds its interest in the Project.

     F. Condition. This Lease and the obligations of Landlord and Tenant hereunder are expressly conditioned upon Tenant, Landlord and Landlord's existing Lender executing, on or before December 31, 1995 a Subordination, Non-Disturbance and Attornment Agreement in form and substance satisfactory to Landlord, Tenant and Landlord's existing Lender.

22. Holding Over. This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration with the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred fifty percent (150%) of the monthly rent for the last month of the Lease Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

23. Notices. Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated below and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when forty-eight (48) hours have elapsed from the time such notice was deposited in the United States mails, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Paragraph. At this date of execution of this Lease, the address of Landlord is:

          511 Division Street
          Campbell, CA 95008
          Attn: James D. Mair

          and the address of Tenant is:
          4401 Great America Parkway
          Santa Clara, CA 95052-8185
          Attn: Legal Department

          with copy to:
          8 Federal Street
          Billerica, MA 01821
          Attn: Real Estate Department

24. Attorneys' Fees. In the event either party shall bring any action or legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Lease, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

25.  Nonassignment.

     A. Landlord's Consent Required. Tenant's interest in this Lease is not assignable, by operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to such assignment, subletting, transfer or use, which consent Landlord agrees not to withhold unreasonably subject to the provisions of Subparagraph B below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this Lease.

     It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if (1) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material; (2) if the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to "clean up" or remediate any Hazardous Material; (3) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, generation, discharge, transport, disposal or storage of any Hazardous Material.

     Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide.

B. Transferee Information Required. If Tenant desires to assign its interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least thirty (30) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises, the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee. It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value nor to serve as a vehicle whereby Tenant may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein, or future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Landlord. Accordingly, in the event Tenant seeks to Transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such proposed Transfer:

     (1) Landlord may consent to the proposed Transfer on the condition that Tenant agrees to pay to Landlord, as additional rent, any and all rents or other consideration (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease (less any brokerage commissions or tenant improvement costs incurred by Tenant in connection with the Transfer). Tenant expressly agrees that the foregoing is a reasonable condition for obtaining Landlord's consent to any Transfer; or

     (2) Landlord may grant or withhold its consent to the proposed Transfer Pursuant to subparagraph A, above.

C. Landlord's Consent not Required. Notwithstanding anything to the contrary, so long as Tenant otherwise complies with the provisions of this paragraph, Tenant may enter into any of the following transfers (a "Permitted Transfer") without the Landlord's prior written consent and Landlord shall not be entitled to receive any part of any Subrent resulting therefrom that would otherwise be due
          Landlord:

          (1) Tenant may sublease all or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease by means of an ownership interest of more than 50%.

          (2) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction; and

          (3) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction.

26. Successors. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

27. Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default.

28. Landlord Loan or Sale. Tenant agrees promptly following request by Landlord to (A) execute and deliver to Landlord any documents, including estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, unless any such defaults exists, in which case Tenant shall specify such defaults and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord and
     (B) to deliver to Landlord a copy of Tenant's 10K. Tenant's failure to deliver an estoppel certificate promptly following such request shall be an Event of Default under this Lease.

29. Surrender of Lease Not Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or operate as an assignment to Landlord of any or all such subleases or subtenants.

30. Waiver. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant or condition herein contained.

31.  General.

     A. Captions. The captions and paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease, or be used to interpret specific sections. The word(s) enclosed in quotation marks shall be construed as defined terms for purposes of this Lease. As used in this Lease, the masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

     B. Definition of Landlord. The term "Landlord" as used in this Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease, thereafter to be performed; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding upon each Landlord, its heirs, personal representatives, successors and assigns only during its respective period of ownership.

     C. Time of Essence. Time is of the essence for the performance of each term, covenant and condition of this Lease.

     D. Severability. In case any one or more of the provisions contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

     E. Joint and Several Liability. If Tenant is more than one person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

     F. Law. The term "law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility or special district).

32. Sign. Tenant shall not place or permit to be placed any sign or decoration on the land or the exterior of the Building without the prior written consent of Landlord. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the land or the exterior of the Building without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or Building and shall repair any damage caused by the installation or removal of such sign.

33. Interest on Past Due Obligations. Any Monthly Installment of rent or any other sum due from Tenant under this Lease which is received by Landlord after the date the same is due shall bear interest from said due date until paid, at an annual rate equal to the lesser of (the "Permitted Rate"): (1) twelve percent (12%); or (2) five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Section 13 and 13(a) of the Federal

     Reserve Act, as now in effect or hereafter from time to time amended. Payment of such interest shall not excuse or cure any default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

34. Surrender of the Premises. On the last day of the term hereof, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date of this Lease, ordinary wear and tear excepted, with all interior walls cleaned, and repaired or replaced, all carpets and floors cleaned, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost, shall repair any damage to the Premises caused by the removal of Tenant's personal property, machinery and equipment, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage.

35. Authority. The undersigned parties hereby warrant that they have proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

36. Public Record. This Lease is made subject to all matters of public record affecting title to the property of which the Premises are a part.

37. Brokers. Tenant represents and warrants to Landlord that it has not dealt with any broker respecting this transaction, except Cooper/Brady and agrees to pay Cooper/Brady a commission as agreed to between Landlord and Cooper/Brady, and hereby agrees to indemnify and hold Landlord harmless from and against any brokerage commission or fee, obligation, claim or damage (including attorneys' fees) paid or incurred respecting any other broker claiming through Tenant or with which/whom Tenant has dealt.

38. Limitation on Landlord's Liability. Tenant, for itself and its successors and assigns (to the extent this Lease is assignable), hereby agrees that in the event of any actual, or alleged, breach or default by Landlord under this Lease that:

     (A) Tenant's sole and exclusive remedy against Landlord shall be as against Landlord's interest in the Premises plus the recovery of a sum not to exceed Five Hundred Thousand and 00/100ths Dollars ($500,000.00);

     B) No partner or officer of any partner of Landlord shall be sued or named as a party in a suit or action (except as may be necessary to secure jurisdiction of the partnership);

     C) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     D) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

     E)   No judgment will be taken against any partner of Landlord;

     F) Any judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

     G) No writ of execution will ever be levied against the assets of any partner of Landlord;

     H) The covenants and agreements of Tenant set forth in this Section 38 shall be enforceable by Landlord and any partner of Landlord

39. Hazardous Material. To the best of Landlord's knowledge, there are no Hazardous Materials in the Building or underlying land. The only information Landlord has respecting the existence or absence of Hazardous Materials was delivered to Tenant on November 2, 1995 via a Level 1 Site Assessment dated October 10, 1990.

     A. Definitions. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services, the Food and Drug Agency or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include all of those materials and substances defined as "Toxic Materials" in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division 4, Chapter 30, as the same shall be amended from time to time.

     B. Use Restriction. Subject to the terms and conditions set forth herein, Landlord acknowledges that so long as Tenant is under this Lease, Tenant shall be permitted to use and store in the Premises those materials described in Paragraph G below, in the quantities set forth in said Paragraph. Except as specifically allowed in this Lease, Tenant shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, transported to or from, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises. The appearance of any Hazardous Material that is not permitted by this Lease in or about the Premises shall be deemed an Event of Default under Paragraph 16 above. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all laws relating to the storage, use, generation, transport, discharge and disposal of Hazardous Materials. If the presence of Hazardous Materials on the premises caused or permitted by Tenant results in contamination of the Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Premises, Tenant, at its expense shall promptly take all actions necessary to return the Premises and/or the surrounding real and personal property to the condition existing prior to the appearance of such Hazardous Material.

          Tenant shall defend, protect, hold harmless and indemnify Landlord and its agents and employees with respect to all actions, claims, losses, fines, penalties, fees, costs, damages and liabilities (including but not limited to attorneys' and consultants' fees) arising out of or in connection with any Hazardous Material used, generated, discharged, transported to or from, stored, or disposed of in, on, under, through or about the Premises and/or the surrounding real and personal property. This Paragraph shall not apply to any contamination of the Premises existing prior to Tenant's possession of the Premises.

          Tenant shall not suffer any lien to be recorded against the Premises as a consequence of a Hazardous Material, including any so called state, federal or local "super fund" lien related to the "clean up" of a Hazardous Material in, over, on, under, through, or about the Premises.

          Landlord shall defend, protect, hold harmless and indemnify Tenant and its agents and employees with respect to all actions, claims, losses, fines, penalties, fees, costs, damages and liabilities (including but not limited to attorneys' fees and consultants fees) arising out of or in connection with any Hazardous Material that was present in, on, or under the Premises as of the date Tenant takes possession of the Premises.

C. Compliance. Tenant shall immediately notify Landlord of any inquiry, test, investigation, enforcement proceeding by or against Tenant or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right, (after consultation with Tenant), at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material(s) by any applicable governmental authority. Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether Hazardous Materials are being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an appropriate and lawful manner. Tenant, at its expense, shall comply with all recommendations of the consultant.

D. Surrender. Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises and the surrounding real and personal property, the existence of which is caused by Tenant, its officers, employees, vendors or invitees, or which has been placed upon the surface of the Premises during the Lease Term or any Holdover period thereafter by anyone other than Landlord and shall provide a certificate to Landlord from a registered soils engineer certifying that there is no contamination of soil or ground or surface waters in, under, on, through, over or about the Premises and that there is no other contamination of Hazardous Materials in the Premises. If Tenant fails to so surrender the Premises, Tenant shall indemnify, protect, defend and hold Landlord harmless from and against all damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any actions, claims, losses, liabilities, fees (including but not limited to attorneys' and consultants' fees), fines, costs, penalties, or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials in, on, over, under, through or around the Premises.

E. Holding Over. If any action of any kind is required to be taken by any governmental authority to clean-up, remove, remediate or monitor Hazardous Materials from the Premises and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to relet the Premises or a reduction of the fair market and/or rental value of the Premises. The rent during such holdover period shall be based on the Monthly Installment of Rent payable during the last month of the Lease Term or Fair Market Rental, whichever is higher.

F.   Materials.  Write "none", if inapplicable and initial here: NONE, or list
     below.                                                      ----


     Materials:          Quantity:

     --------------      -------------

     --------------      -------------

     --------------      -------------

     G. Provisions Survive Termination. The provisions of this Paragraph 39 shall survive the expiration or termination of this Lease.

     H. The provisions of this Paragraph 39 are intended to govern the rights and liabilities of the Landlord and Tenant hereunder respecting Hazardous Materials to the exclusion of any other provisions in this Lease that might otherwise be deemed applicable. The provisions of this Paragraph 39 shall be controlling with respect to any provisions in this Lease that are inconsistent with this Paragraph 39.

40. Option to Extend:    Tenant is hereby granted one (1) option to extend the
                         term of this Lease for one, three (3) year period (the
                         "Option Term"), such extension to be on the same terms and conditions as the initial term except for the Monthly Installment of Rent, which shall be determined as provided below. It shall be a condition of Tenant's right to exercise the option to renew herein that Tenant is in compliance with all the terms and conditions of this Lease both at the time of Tenant's exercise of this option and at the time the renewal term is scheduled to commence; and this condition may be waived by Landlord at its sole discretion and may not be used by Tenant as a means to negate the effectiveness of Tenant's exercise of this option. If
                         Tenant elects to exercise the option, Tenant shall exercise said option only by written notice, delivered to Landlord at least one hundred eighty (180) days prior to the expiration of the Term of this Lease.
                         There shall be no further options to extend the term of this Lease at the end of the Option Term.

                         The Monthly Installment of rent payable during the Option Term shall be 95% of the Fair Market Rental for the Premises as of the first day of the Option Term, but not less than the amount in place at the end of the initial Term.

                         Promptly following the exercise of the Option, the parties shall meet and endeavor to agree upon the Fair Market Rental for the Premises. The Premises shall be compared only to buildings in the Santa Clara area of a similar quality and size. If, within thirty (30) days after the exercise of the Option, the parties cannot agree upon the Fair Market Rental for the Premises as of the first day of the Option Term, the parties shall submit the matter to binding appraisal in accordance with the following procedures:

                         Within sixty (60) days after exercise of the Option, the parties shall either (a) jointly appoint an appraiser for this purpose or (b) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless they have at least five (5) years experience in appraising major commercial properties in Santa Clara County and is a member of a recognized society of real estate appraisers. If, within thirty (30) days after their appointment, the two appraisers reach agreement of the Fair Market Rental for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented within thirty (30) days after their appointment then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty (30) days after the appointment of the third appraiser, a majority of the appraisers agree on the Fair Market Rental of the Premises as of the first day of Option Term, that value shall be binding and conclusive upon the parties. If within thirty
                              (30) days after the appointment of the third appraiser, a majority of the appraisers cannot reach agreement on the question presented, then the three appraisers shall each submit their independent appraisal to the parties, and the appraisal farthest from the median of the three appraisals shall be disregarded and the mean average shall be deemed to be the Fair Market Rental for the Premises as of the first day of the Option Term and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expense of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fails to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association, or on its failure, refusal or inability to act, may apply such appointment to the presiding judge of the Superior Court of the Country of Santa Clara County, State of California.



IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below:

LANDLORD: DELL ASSOCIATES II,                TENANT: BAY NETWORKS, INC., A
A CALIFORNIA GENERAL PARTNERSHIP             DELAWARE CORPORATION

By: /s/ JAMES D. MAIR                        by: /s/ WILLIAM J. RUEHLE
   ---------------------------                  -----------------------------
     James D. Mair
                                             Print: William J. Ruehle
Title: General Partner                              -------------------------

By: /s/ W. LESLIE PALIO                      Title:  EVP & CFO
   ---------------------------                      -------------------------
        W. Leslie Palio
                                             By:
Title: General Partner                           ----------------------------

By: /s/ WILLIAM F. JURY                      Print:
   ---------------------------                     --------------------------
        William F. Jury
                                             Title:
Title: General Partner                            ---------------------------

Dated:      1-3-96                           Dated:
      ------------------------                    ---------------------------

   4500 GREAT AMERICA                FIRST FLOOR PLAN    [DIAGRAM]
       PARKWAY
                                     SECOND FLOOR PLAN   [DIAGRAM]
      SITE PLAN
      [DIAGRAM]                      THIRD FLOOR PLAN    [DIAGRAM]




                                  EXHIBIT "A"

                                                            Loan No. 5428-0050-0

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT, made this 28th day of December, 1995, by and between BAY NETWORKS, INC., a Delaware corporation (hereinafter called "Tenant") and PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY, A Tennesse corporation (hereinafter called "Provident").

     WHEREAS, by Lease dated December 20, 1995, (hereinafter called the "Lease"), DELL ASSOCIATES, II, a California general partnership (hereinafter called "Landlord"), has leased to Tenant and Tenant has rented from Landlord all that real property and premises located at 4500 Great America Parkway in the City of Santa Clara, County of Santa Clara, and State of California, more particularly described in the Lease (hereinafter called the "Premises"); and

     WHEREAS, Provident is the holder of a Deed of Trust and Assignment of Rents, as amended (hereinafter called the "Mortgage"), which constitutes or will constitute a lien against the Premises; and

     WHEREAS, Tenant desires that Provident recognize Tenant's rights under the Lease in the event that Provident succeeds to the interests of Landlord under the Lease, and Tenant is willing to agree to attorn to Provident in such event and to subordinate Tenant's leasehold interest to Provident's Mortgage interest if Provident will recognize Tenant's right of possession under the Lease;

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, receipt whereof is hereby acknowledged, and for and in consideration of their respective covenants herein made, the parties agree as follows:

     1. The Lease and all rights of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the terms and provisions of the Mortgage and to all renewals, modifications, replacements or extensions thereof and to any subsequent mortgages with which the Mortgage may be spread and consolidated, and said Lease is subject to the terms and conditions stated herein.

     2. That, provided Tenant complies with this Agreement and is not in default under the terms of the Lease in the payment of rent or additional rent or the performance of any of the terms, conditions, covenants, clauses or agreements on its part to be performed under the Lease, as of the date Mortgagee files a lis pendens in, or otherwise commences a foreclosure action, or at any time thereafter, no default under the Mortgage, as modified, extended, increased, spread or consolidated, and no proceeding to foreclose the same will disturb Tenant's possession under said foreclose the same will disturb Tenant's possession under said Lease and the Lease will not be affected or cut off thereby, (except to the extent that Tenant's right to receive or set off any monies or obligations owed or to be performed by Mortgagee's predecessors in title shall not be enforceable thereafter against Mortgagee or any subsequent owner) and notwithstanding any such foreclosure or other acquisition of the demised Premises by Mortgagee, the Lease will be recognized as a lease from Mortgagee or any other party acquiring the Premises upon such foreclosure or other acquisition, except that Mortgagee, or any subsequent owner, shall not (a) be liable for any previous act or omission of landlord under the Lease, (b) be subject to any offset which shall theretofore have accrued to Tenant against landlord, (c) have any obligation with respect to any security deposited under the Lease unless such security has been physically delivered to Mortgagee, or (d) be bound by any previous modification of the Lease subsequent to the execution of this Agreement, or by any previous prepayment of fixed rent for a period greater than one (1) month, unless such modification or prepayment shall have been expressly approved in writing by Mortgagee.

     3. Any provision of this Agreement and/or the Lease to the contrary notwithstanding, Mortgagee shall have no obligation, or incur any liability, with respect to the erection and completion of the building in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy. Tenant certifies that the term of the Lease has commenced and the Lease is presently in full force and effect and unmodified; that Tenant has accepted possession of the Premises and the Premises are completed to the satisfaction of Tenant; that no rent under the Lease has been paid more than one (1) month in advance of its due date; that Tenant as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

     4. That, if Mortgagee elects to accept from the then Mortgagor a deed in lieu of foreclosure, Tenant's right to receive or set off any monies or obligations owned or to be performed by the Landlord (or any successor landlord) shall not be enforceable thereafter against Mortgagee or any subsequent owner.

     5. That Tenant will upon request by Mortgagee, or any subsequent owner, execute a written agreement whereunder Tenant does attorn to Mortgagee or any such subsequent owner and affirm Tenant's obligations under the Lease and agree to pay all rentals and charges then due or to become due as they become due to Mortgagee or such subsequent owner.

     6. Tenant from and after the date hereof shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to the Landlord under the Lease.

     7. Tenant hereby agrees that from and after the date hereof in the event of any act or omission by Landlord (or any successor Landlord) under the Lease (other than any such act or omission which is not capable of being remedied by Landlord under the Lease within a reasonable period) which would give Tenant the right, either immediately or after notice and/or the lapse of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to Mortgagee by delivering such notice of such act or omission, by registered mail, return receipt requested, addressed to Mortgagee, at Mortgagee's address as given herein (Attention: Vice President, Mortgage Loans), or at the last address of Mortgagee, furnished to Tenant in writing and (ii) until a reasonable period of remedying such act or omission shall have elapsed following such giving of notice and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same; provided, Mortgagee, at its option shall, following the giving of such notice, have elected to commence and continue to remedy such act or omission or to cause the same to be remedied.

     8. Tenant will neither offer nor make prepayment of rent (for a period in excess of one (1) month, nor further change the terms, covenants, conditions and agreements of the Lease in any manner without the express consent in writing of Mortgagee.

     9. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Mortgage, except as specifically set forth herein.


     10. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid, or binding for any purpose whatsoever unless in writing and duly executed by the party against whom the same is sought to be asserted.

     11. This Agreement shall inure to the benefit of the parties hereto, their successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred.

     12. Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

     13. Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned to Mortgagee as part of the security for the note secured by the

Mortgage. In the event that Mortgagee notifies Tenant of a default under the Mortgage and demands that Tenant pays its rent and all other sums due under the Lease to Mortgagee, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to Mortgagee.

     14. Mortgagee shall have no responsibility to provide any additional space for which Tenant has any option or right under the Lease unless Mortgagee at its option elects to provide the same and Tenant hereby releases Mortgagee from any obligation to provide the same, if any, and agrees that it shall have no right to cancel the Lease or any claim against Mortgagee as a result of the failure to provide any option space.

     15. Tenant covenants and acknowledges that it has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the real property of which the Premises are a part, or any portion thereof or any interest therein and to the extent that Tenant has had, or hereafter acquires any such right or option, the same is hereby acknowledged to be subject to and subordinate to the Mortgage and is hereby waived and released as against Mortgagee.

     16. Mortgagee shall have no obligation, nor incur any liability, with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, and/or fitness for purpose or possession.

     17. Anything herein or in the Lease to the contrary notwithstanding, in the event that Mortgagee shall acquire title to the Premises or the real property of which the Premises are a part, Mortgagee shall have no obligation, nor incur any liability, beyond Mortgagee's then interest, if any, in the Premises and Tenant shall look exclusively to such interest of Mortgagee, if any, in the Premises for the payment and discharge of any obligations imposed upon Mortgagee hereunder or under the Lease, and Mortgagee is hereby released or relieved of any other obligations hereunder and under the Lease. Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Mortgagee, Tenant shall look solely to the estate or interest owned by Mortgagee in the Premises or the real property of which the Premises are a part, or any portion thereof, or interest therein and Tenant will not collect or attempt to collect any such judgment out of any other assets of Mortgagee.

     18. Notwithstanding anything else contained in the Mortgage to the contrary if (i) the Premises are wholly or partially destroyed by fire or other casualty (collectively, a "Loss"), (ii) the Loss is insured and the insurance proceeds payable thereon are sufficient in amount to restore the Premises to the reasonable satisfaction of both Mortgagee and Tenant whose approval shall not be unreasonably withheld, and (iii) Tenant provides satisfactory undertakings acceptable to Mortgagee, whose approval shall not be unreasonably withheld, with respect to the continuation of the Lease following a date agreed upon by both Tenant and Mortgagee for completion of the restoration of the Premises, unless Mortgagee and Tenant otherwise agree, Mortgagee agrees to make the insurance proceeds payable in connection with said Loss available to the Landlord to the full extent necessary for the restoration of the Premises subject to the disbursement conditions and controls set forth in Section A.1 of the Mortgage or as may otherwise be reasonably established by Mortgagor pursuant thereto.

     19. Notwithstanding anything else in the Mortgage to the contrary, if (i) a Loss (as hereinabove defined) occurs, and (ii) Mortgagee is not required to or does not otherwise elect to apply all or any of the insurance proceeds received by Mortgagee in respect of the repair of any such Loss, then, in that event, Mortgagee and Tenant agree to share such insurance proceeds (or any excess amount thereof not expended for the restoration of the Premises), pro rata, based, in the case of the Mortgagee, on the percentage which the then outstanding principal and interest due and owing to Mortgagee on the Note secured by the Mortgage (the "Loan Balance") represents out of the aggregate total of the Loan Balance and Tenant's Amortized Improvements Balance (as hereinafter defined); and in the case of the Tenant, based on the percentage which the Tenant's Amortized Improvements Balance represents out of the aggregate total of the Loan Balance and Tenant's Amortized Improvement Balance, provided, however, that in no event shall the Tenant be entitled to receive more than the amount of Tenant's Amortized Improvement Balance on the date of loss.

     20. Tenant anticipates making various leasehold improvements to the Premises at a cost not to exceed $1,000,000.00 in accordance with the plans and specifications and construction budget to be hereafter submitted to and approved by Mortgagee (the "Tenant Improvements") whose approval shall not be unreasonably withheld. Tenant will not make any material changes in the plans and specifications for the Tenant Improvements without Mortgagee's written consent following Mortgagee's approval thereof, and will document to the reasonable satisfaction of Mortgagee the amounts expended by Tenant as and for the completion of such Tenant Improvements not less than once each quarter until the Tenant Improvements are completed. The aggregate cost of such Tenant Improvements, which shall not exceed $1,000,000.00 without the Mortgagee's written approval, shall, upon completion, be amortized monthly on a straight line basis over the balance of the initial three (3) year term of the Lease, the unamortized portion of which shall, as of any date on which determined, represent the Tenant's Amortized Improvements Balance.

     21. Notwithstanding anything else contained in this Agreement to the contrary, in the event that the Landlord defaults in the performance of its obligations under the Lease and the Tenant advances the funds necessary to cure any such default, Tenant shall be entitled to deduct such advances from any rents thereafter becoming due and payable under the Lease; provided, however, (i) Tenant furnishes all information and documentation Mortgagee may reasonably require as to the expenses so incurred and the repairs undertaken, and (ii) Tenant agrees to waive the Landlord's default and pay any Additional Rent required under Section 10A of the Lease.

          22. This Agreement may be executed by the parties hereto in one or more separate counterparts each of which, when taken with all such other counterparts, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have respectively signed and sealed this Agreement as of the day and year first above written.


WITNESS:                                MORTGAGEE:

                                        PROVIDENT LIFE AND ACCIDENT
                                        INSURANCE COMPANY

/s/ [Signature Illegible]               By: /s/ RICHARD E. CORN
---------------------------                -------------------------------------
                                           Name: Richard E. Corn
                                           Title: Vice President

                                        TENANT:

ATTEST/WITNESS:                         BAY NETWORKS, INC.


---------------------------             By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

DELL ASSOCIATES II, a California general partnership, as Landlord under the Lease and as the Mortgagor under the Mortgage agrees for itself and its successors and assigns, that (i) the within Agreement does not (a) constitute a waiver by Mortgagee of any of its rights under the Mortgage and/or (b) in any way release the Mortgagor from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, (ii) the provisions of the Mortgage remain in full force and effect and must be complied with by the Mortgagor, and (iii) in the event of a default under the Mortgage, Tenant may pay all rent and all other sums due under the Lease to Mortgagee as provided in the within Agreement.

advances the funds necessary to cure any such default, Tenant shall be entitled to deduct such advances from any rents thereafter becoming due and payable under the Lease; provided, however, (i) Tenant furnishes all information and documentation Mortgagee may reasonably require as to the expenses so incurred and the repairs undertaken, and (ii) Tenant agrees to waive the Landlord's default and pay any Additional Rent required under Section 10A of the Lease.

     22. This Agreement may be executed by the parties hereto in one or more separate counterparts each of which, when taken with all such other counterparts, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have respectively signed and sealed this Agreement as of the day and year first above written.

                                   MORTGAGEE:

ATTEST:                            PROVIDENT LIFE AND ACCIDENT
                                   INSURANCE COMPANY

                                   By:
--------------------------            ------------------------------

                                        Name:
                                             -----------------------

                                        Title:
                                              ----------------------

                                   TENANT:

ATTEST/WITNESS:                    BAY NETWORKS, INC.

                                   By: /s/ WILLIAM J. RUEHLE
--------------------------            ------------------------------

                                        Name:  William J. Ruehle
                                             -----------------------

                                        Title: EVP & CFO
                                              ----------------------

DELL ASSOCIATES II, a California general partnership, as Landlord under the Lease and as the Mortgagor under the Mortgage agrees for itself and its successors and assigns, that (i) the within Agreement does not (a) constitute a waiver by Mortgagee of any of its rights under the Mortgage and/or (b) in any way release the Mortgagor from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage,
(ii) the provisions of the Mortgage remain in full force and effect and must be complied with by the Mortgagor, and (iii) in the event of a default under the Mortgage, Tenant may pay all rent and all other sums due under the Lease to Mortgagee as provided in the within Agreement.

                                   MORTGAGOR/LANDLORD:

ATTEST/WITNESS:                    Dell Associates II, a California
                                   General Partnership

                                   By: /s/ JAMES D. MAIR
--------------------------            ------------------------------

                                        Name:  James D. Mair
                                             -----------------------

                                        Title: General Partner
                                              ----------------------

STATE OF TENNESSEE  )
                    ) SS:
COUNTY OF HAMILTON  )

          BE IT REMEMBERED, that on this 28th day of December, 1995, before me, the subscriber, a notary public of the State of Tennessee personally appeared Richard E. Corn, Vice President of Provident Life and Accident Insurance Company, the Mortgagee under the within instrument who, I am satisfied, is the person who has signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal and delivered the said instrument as such officer aforesaid; that the within instrument is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors.


                                        /s/ W. W. [SIGNATURE ILLEGIBLE]
[SEAL]                                  ---------------------------------------
                                        Notary Public

                                        My Commission Expires: January 12, 1997

STATE OF CALIFORNIA )
                    ) SS:
COUNTY OF           )

          BE IT REMEMBERED, that on this ____ day of December, 1995, before me, the subscriber, a notary public of the State of California personally appeared _______________________________ of Bay Networks, Inc., the Tenant under the within instrument who, I am satisfied, is the person who has signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal and delivered the said instrument as such officer aforesaid; that the within instrument is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors.


[SEAL]                                  ---------------------------------------
                                        Notary Public

                                        My Commission Expires:
                                                               ----------------

STATE OF TENNESSEE  )
                    ) SS:
COUNTY OF HAMILTON  )

          BE IT REMEMBERED, that on this ____ day of December, 1995, before me, the subscriber, a notary public of the State of Tennessee personally appeared Richard E. Corn, Vice President of Provident Life and Accident Insurance Company, the Mortgagee under the within instrument who, I am satisfied, is the person who has signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal and delivered the said instrument as such officer aforesaid; that the within instrument is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors.



[SEAL]                                  ---------------------------------------
                                        Notary Public

                                        My Commission Expires:
                                                               ----------------

STATE OF CALIFORNIA )
                    ) SS:
COUNTY OF           )

          BE IT REMEMBERED, that on this 28th day of December, 1995, before me, the subscriber, a notary public of the State of California personally appeared William J. Ruehle of Bay Networks, Inc., the Tenant under the within instrument who, I am satisfied, is the person who has signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal and delivered the said instrument as such officer aforesaid; that the within instrument is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors.

                                        /s/ DANIEL J. GALLAGHER
[SEAL]                                  ---------------------------------------
                                        Notary Public

                                        My Commission Expires: 2/6/98

State of California
County of Santa Clara

On JANUARY 2, 1996, before me, Melanie Gow, the undersigned Notary Public, personally appeared JAMES D. MAIR personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose names is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal

Signature   /s/ MELANIE GOW
         -----------------------                       (SEAL)

Print Name  Melanie Gow
          ----------------------
            Commission Expires 5/25/98